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                                                                      EXHIBIT 99


                              STATEMENT PURSUANT TO
                             18 U.S.C. SECTION 1350
                                 AS REQUIRED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of the SI Bank & Trust 401(k) Savings Plan in RSI Retirement Trust (the "Plan") on Form 11-K (the "Report") for the fiscal year ending December 31, 2002, as filed with the Securities and Exchange Commission, the undersigned hereby certifies that to the best of her knowledge:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.




June 25, 2003                              /s/  Catherine Arcuri
                                           ---------------------
                                           Catherine Arcuri
                                           Plan Administrator